BARTLETT

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                                                           MUTUAL FUNDS
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                                                          Annual Report
                                                      December 31, 1997

                                                               BARTLETT
                                                       BASIC VALUE FUND

                                                               BARTLETT
                                               VALUE INTERNATIONAL FUND

                                                               BARTLETT
                                                            EUROPE FUND

                                 BARTLETT & CO.
                                    PROFILE

[BARTLETT LOGO APPEARS HERE]


          Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset management firm which manages over $2.8 billion for individuals, family groups and institutions. Established in 1898, Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (diamond) MUTUAL FUNDS

         (diamond) INSTITUTIONAL CLIENT SERVICES

         (diamond) PRIVATE CLIENT SERVICES

         (diamond) REAL ESTATE PROGRAMS

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                                                   Pages
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      Bartlett & Co. Profile                                                                Inside Cover

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      President's Letter                                                                               2

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      Reports to Shareholders
           Bartlett Basic Value Fund                                                                   3
           Bartlett Value International Fund                                                           5
           Bartlett Europe Fund                                                                        6
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      Growth of a $10,000 Investment
           Bartlett Basic Value Fund                                                                   8
           Bartlett Value International Fund                                                           9
           Bartlett Europe Fund                                                                        9
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      Industry Diversification                                                                        10

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      Statement of Net Assets
           Bartlett Basic Value Fund                                                                  11
           Bartlett Value International Fund                                                          13
           Bartlett Europe Fund                                                                       15
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      Statements of Operations                                                                        17

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      Statements of Changes in Net Assets
           Bartlett Basic Value Fund                                                                  18
           Bartlett Value International Fund                                                          19
           Bartlett Europe Fund                                                                       20
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      Financial Highlights
           Bartlett Basic Value Fund                                                                  21
           Bartlett Value International Fund                                                          22
           Bartlett Europe Fund                                                                       23
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      Notes To Financial Statements                                                                   24

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      Report of Independent Accountants                                                               30

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      Trustees and Officers                                                                           31

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

      This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                               PRESIDENT'S LETTER

Dear Fellow Shareholder,

What had seemed to be a Heaven on Earth investment environment for common stock investors around the world is now seen as an investment situation that does have an element of risk. The Southeast Asian currency debacle, with the attendant problems that it will cause American companies with large consumer markets in that part of the world, is well known. The past year -- especially the last six months -- has been a challenging period for investors.

The key determinant in one's experience as an equity investor during 1997 did not hinge upon whether the manager was a growth or a value manager. The size of the stocks that comprised a portfolio was the major factor. The S&P 500 Index produced a return in 1997 of 33%, while the Russell 2000 Index, a small stock index, generated a return of 22%. One of the more significant curiosities of the past year is that small capitalization issues had very poor relative performance during the last part of the year when the foreign markets were being roiled by the currency crisis. Usually, one would expect the stocks of large multi-national companies to be battered. Smaller companies, which are not dependent upon foreign consumers to as large an extent, should be less sensitive. Nevertheless, stocks that had market capitalizations greater than $20 billion declined by 8.3% from their fifty-two week highs by mid-December while companies with market capitalizations less than $250 million experienced an average decline of 34.3%. This would compromise a manager who decides to own small to mid capitalization stocks, in spite of the fact that these are the areas in which the most compelling values happen to be.

Prior generations of investors would have viewed 1997 as a complete market cycle for international stocks. During the first six months of the year, most international equity investors' enjoyed returns in the mid-teens, only to see their returns disappear and, in the case of emerging markets investors, lose money for the year. There seemed to be an investment frenzy in the developing economies during the Spring while, at present, with markets much cheaper, investors' enthusiasm for the foreign markets is almost non-existent. It would seem that an investor with an array of mutual funds might consider re-balancing his or her portfolio to include non-U.S. shares. For instance, the European stock markets, as a whole, are now trading at 12x earnings -- roughly half the multiple accorded the U.S. market as measured by the S&P 500 Index. Furthermore, if generally accepted U.S. accounting principles were applied to European stocks, they would be one-third as expensive as the US stock market in terms of earnings.

Our letters to you which follow describe the favorable performance produced by the Bartlett Basic Value Fund while the Bartlett Value International Fund, with better than a 50% exposure toEurope, still managed to outperform the EAFE Index and, perhaps more importantly, is well positioned going forward. The Bartlett Europe Fund, managed by Ronnie Armist, Neil Worsley and William Lovering of Lombard Odier, represents a pure European exposure. The Fund's 17.5% return (for Class A shares, excluding the 4.75% sales charge effective July 21, 1997) for the twelve months ended December 31, 1997 is testimony to their money management skills in a less than hospitable international equity market environment.

Although much has been said about the increased volatility of the market, one should realize that 1997 was the third most erratic market that we have experienced in the United States in the past fifty years. With lower expected return in common stocks and increased volatility, most investors would be well served to temper their enthusiasm for common stocks. It is during such times that a tried and true value philosophy usually provides very attractive relative, if not palatable, results.

We now sponsor a family of three mutual funds. In order to schedule financial reporting of each fund in the most efficient manner, we have changed the fiscal year-end of the Bartlett Basic Value Fund and the Bartlett Value International Fund from March 31 to December 31. This report therefore includes financial statements audited byCoopers &Lybrand L.L.P., our independent public accountants, for the period April 1, 1997 through December 31, 1997.

Once again, we wish to thank you for your appreciation of our value approach to common stock investing.

Our best to you for 1998.


                                                    James A. Miller, CFA
                                                    President, Bartlett & Co.

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT


                              Quarter               Year
Index                    10/1/97-12/31/97     1/1/97-12/31/97
Basic Value*                   2.39%               29.46%
S&P 500                        2.87%               33.36%
S&P 400 (mid-cap)              0.52%               30.44%
Russell 2000 (small-cap)      (3.35)%              22.36%
EAFE                          (7.77)%               2.06%


[BARTLETT LOGO APPEARS HERE]

          Good returns in the fourth quarter put the finishing touches on an outstanding year in the US equity market. The fourth quarter and full year 1997 turned out to be strong periods for the Bartlett Basic Value Fund. Generally speaking, a good measure of large, growth-oriented companies was necessary to keep up with or outperform the Standard & Poor's 500 Index. In this report we are adding the comparative data listed in the table above to give you a better understanding of the disparate nature of market performance and how it influences our results.

     Our experience has been that our performance may deviate, substantially at times, from the Standard & Poor's 500 Index over shorter periods of time as the search for value frequently takes us outside of a portfolio comprised of companies exclusively in the S&P 500. This is not a new discovery, just an acknowledgment of market conditions and our specific performance characteristics. We typically have significant holdings of small, medium and large domestic companies and, to a lesser extent, foreign companies in our portfolio, although the S&P 500 is a very important, in some cases the primary, benchmark in evaluating our performance. Given the nature of market returns last year, we are pleased with our investment results.

     One noteworthy change in market conditions during 1997 was the increase in volatility. Daily percentage changes in the trading range of stocks increased to a level not experienced in over ten years. Although this would suggest that risk factors are higher for equity investors, it has been our experience that increased market turbulence has frequently been additive to our performance. This occurs as stocks fluctuate more in relation to our calculation of a company's intrinsic value and create more opportunities for us to buy, sell, increase or reduce our positions; permitting us to capture gains on sales or to add to compelling investment opportunities.


                         Measuring Both Risk and Return

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                         May 1983 to December 31, 1997

                              [GRAPH APPEARS HERE]


                                    Bartlett
                                      Basic       S & P
                                      Value        500
                                      Fund        Index
                                    _________     ______
                  Risk                11.1%        14.2%
                  Return              13.3%*       16.7%


   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 1983 to December 31, 1997. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures for both the Fund and the index assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.

   *Reflects return on Class A Shares, excluding the 4.75% sales charge effective July 21, 1997. Return information for the other share classes may be found on page 21.

   Our solid performance during the quarter came from many different industry sectors as well as small, medium and large-sized companies. AT&T was the best performing stock, up 39%. We added AT&T to the portfolio earlier in the year at a time when the company was very much out of favor. Investors at the time focused on the uncertainty over who would fill the CEO role and overlooked AT&T's powerful position in the growing business of global telecommunications. Fleetwood Enterprises was also a top performer and one of the larger positions in the portfolio. Although it is a small capitalization company, it is dominant in the recreational vehicle and manufactured home industries.

     It is unusual for a public utility to be among the top performing stocks, but Western Resources contributed nicely to our returns in the fourth quarter. The market finally recognized the tremendous value created through its investment in Tyco International, which the fund also owns. From time to time, we have had significant exposure to tobacco stocks due to the attractive valuations, steady growth and high profitability of these companies. UST, a new holding this year, is a mid-sized company dominant in the smokeless tobacco market. Its market share has stabilized recently and investor interest in the stock has picked up. UST continues to represent excellent value from a growth and income standpoint.

     As is usually the case with a portfolio of our size, there are a number of underperforming stocks as well. Triton Energy underperformed as a result of its substantial oil reserves in geographic areas also known as emerging markets. The turbulence in these economies has had a negative effect on investor sentiment toward the company. We remain very enthused about Triton's opportunities and the inherent values within the company and we added further to the position during the quarter. First Data Corp. also has underperformed due to disappointment on the earnings front.

     There were numerous changes made within the portfolio during the quarter although, as indicated above, many of these were of an incremental nature--meaning we added to those positions we felt were attractive and reduced holdings which had become oversized, or too expensive. Among our successful investments that were reduced in size, but still retained, were Pioneer Standard, Kaydon, Pitney Bowes, US Trust, Salomon/Travelers, and Time Warner. Nipsco and Universal Foods were outright eliminations from the portfolio as we felt that the companies had fully realized their intrinsic value potential.

     New positions during the quarter were Kansas City Power & Light, Frontier Insurance, Lowe's and UST. Frontier Insurance is a small specialty insurance company with an enviable record of growth and profitability. The company sells at a price/earnings ratio that is unduly low, in our opinion, given its track record. Lowe's is a home improvement retailer that is a beneficiary of the consolidation taking place within its industry. The company is a proven survivor and a successful competitor against Home Depot.

     It has been a pleasure to serve you in 1997 and we thank you for your continued appreciation of our value approach to investing. Our best to you for the new year.

Sincerely,

/s/ James A. Miller                 /s/ Woodrow H. Uible
____________________               ______________________
James A. Miller, CFA                Woodrow H. Uible, CFA
Portfolio Manager                   Portfolio Manager



                          Largest Industry Allocations

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                               December 31, 1997

                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]

                                             Percent of Total Portfolio
                                             __________________________
                                              Fund            S & P 500
                                              ____            _________
             Finance                           18%                20%
             Basic Industry                    17                 10
             Consumer Cyclical                 17                 12
             Transportation                    11                  1
             Technology/Defense                10                 16
             Consumer Staples                   9                 12

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT
[BARTLETT LOGO GOES HERE]

             In the fourth quarter of 1997, Asian markets suffered another severe attack of a chronic illness that has been plaguing the region for several years, while European and North American markets remained healthy. The Europe, Australia and Far East (EAFE) Index sank by 7.8% in the quarter, bringing the results for the year to a paltry 1.8%. This is the third year in a row that the EAFE Index has lagged the Standard and Poor's 500 Index, once again by a substantial amount. It is also an unprecedented third year in a row that the S&P500 has produced a 20%+ performance. As has been the case for the last several quarters, the dismal performance of the international index stems from the weakness in Asia. European markets had a flat quarter and nearly matched the S&P for the year, while Pacific markets sank over 20% for the quarter and more than 25% for the year. These disparities in performance cannot continue indefinitely, and each quarter that they persist adds to the potential returns available should these trends shift.

     The Bartlett Value International Fund fell by 11.5%(dagger) for the quarter, underperforming the EAFE. The Fund's geographic mix contributed to the shortfall, with a smaller exposure to Europe than the index and more invested in Asia. Although the Fund's allocation to Japan's weak market was half that of the index, the other markets in the region did even more poorly than the Japanese market, mainly due to currency weakness. For the year 1997, the Fund returned 6.1%(dagger), substantially outperforming the EAFE's return of 1.8%. A more favorable geographic mix combined with some good individual stock performance led to the Fund's outperformance.

     Stocks that were a drag on fourth quarter portfolio performance were, not surprisingly, concentrated in Pacific markets, including Korea Fund, Swire Pacific, Perlis Plantation and Sumitomo Warehouse. We are sticking with these holdings, and in some cases, have added to positions. Other stocks helped performance, including Dairy Farm International, Cadbury Schweppes, Potash, and two bank stocks, Allied Irish Banks and Istituto Mobiliare Italiano. These holdings remain in the portfolio, although we have taken some profits in them.

     As we have pointed out in the past, we focus our investment attention on individual companies rather than making predictions for overall markets or regions. The result of our continuing work to compare company earnings and assets to the valuations placed on them in the various markets in which they trade has led to a gradual decline in the amount we have invested in Europe and an increase in the Asian portion. Given the events in regional markets over the last few months, we would expect this slow-moving trend to continue.

      Over the next few years, we can expect to see many ugly things in Asian markets. We expect to see political upheaval, much dissent by workers and the general population, considerably slower growth, many bankruptcies and the surfacing of corruption. If things go well, we should also begin to see better accounting practices, mergers and acquisitions by both local and foreign companies, the re-creation of banking systems that are smaller and much more profitable, and the emergence of a new, technically competent leadership. As investors, we will be able to live with the former, as long as the latter is growing in power. Both the emerging and developed countries in Asia account for over a third of the world's output, two-thirds of the world's people, and have been the growth leader of the global economy for the last decade. There is nothing about the current situation that cannot be changed for the better, and a bet that it won't be, has very long odds.

     The ongoing financial crisis in Asia has all the elements that market opportunists look for: a total upheaval in the status quo, substantial shifts in government policies, shunning by almost all investors, and a very low level of confidence in the future on the part of all involved. At this point, the contrast of the strong and influential US economic success with the struggles in Asia have made confidence in US markets very high, and eroded the desire to invest in Asia. All of these factors will combine to create a substantial opportunity, although we continue to have a very healthy respect for the risk involved, especially since political and economic policy decisions, as well as currency movements, are playing a large role in current events in the Pacific Rim.



                             Portfolio Composition
                      Bartlett Value International Fund vs
                    Europe, Australia, Far East (EAFE) Index
                               December 31, 1997

                     [GRAPH APPEARS HERE - PLOT POINTS BELOW]


                                            Percent of Total Portfolio
                                    ___________________________________________
                                          Fund                  EAFE Index
                                    ___________________     ___________________
                                           18%                        0%
                Americas            (5% Latin America,
                                     7% Canada,
                                     6% Cash Equivalents)

                Europe                     50%                       67%


                Pacific                    32%                       33%
                                       (Japan 14%)                (Japan 25%)



                                 /s/ Madelynn M. Matlock
                                 ________________________
                                 Madelynn M. Matlock, CFA
                                 Portfolio Manager

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. The returns for the Fund include such expenses.

(dagger) Return information is for Class A shares, excluding the 4.75% sales charge, effective July 21, 1997. Return information for the other share classes may be found on page 22.

                                    BARTLETT
                                     EUROPE
                                  FUND REPORT


                              World Equity Markets
                           US Dollar Returns for 1997
[CO CHECK]
Austria           1.6%               Netherlands        20.5%
Belgium          16.7%               Norway             13.5%
Denmark          24.0%               Portugal           22.2%
Finland          11.8%               Spain              21.7%
France           11.7%               Sweden              6.3%
Germany          19.0%               Switzerland        40.7%
Italy            36.2%               UK                 14.7%

Source: Morgan Stanley Capital International Indices. Individual country returns have fluctuated significantly during this time period.

Market Review
[BARTLETT LOGO GOES HERE]
             The year started in a very positive fashion with nearly all European markets rising to new record levels, a trend that was to continue until September. An economic backdrop of low inflation, easy monetary policy, a strong dollar and very large liquidity flows resulted in gains for all European bourses which, for the most part, took their lead from events in the US, until concerns over economic and financial problems in Southeast Asia took hold, forcing European markets down from their record high levels.

     The US market benefited from robust economic growth with a distinct lack of inflationary pressure. Indeed, the PPI data that was released showed 7 consecutive months of decline while core CPI fell to its lowest level since 1965. Consequently the Dow rose 22.6% over the period, closing at 7,908 just 4.2% below its record of 8,259. There were bouts of volatility, however, caused by concerns over interest rates. At one point the chairman of the Federal Reserve warned of the "irrational exuberance" of the markets, but generally these concerns were quickly forgotten as economic data gave increasing credence to the concept of a "new paradigm" in the US -- steady growth with no inflation thanks to significant improvements in productivity. The US bond market rallied in response to this. The yield on the long bond fell from 7.17% in April, reaching a low of 5.87% in December.

     In "core" Europe, interest rates were held at low levels while the theme of European Monetary Union (EMU) convergence resulted in a significant tightening in yield spreads of the high-yielding markets such as Italy and Spain vs. Germany. The appreciation of the USDagainst the DEM from the 1.53 level to a peak of 1.89, before being talked back down by the Bundesbank, was beneficial to all European markets.

     There were two major political events over the year. In the UK, Tony Blair secured a record Labour majority and set about establishing a new government with considerable verve. Full independence in setting monetary policy was granted to the Bank of England (BoE). This sent the Gilt market soaring over 4 points in one day. The BoE immediately began exercising its new-found freedom and has now raised interest rates five times to the current 7.25% in order to maintain a check on the strong UK economy. This is being driven by a consumer whose confidence is buoyed not only by windfall payouts from the recently privatised Building Societies but also by the lowest unemployment rate (5.5%) in 17 years.

     The situation in France was rather different. Having called an early General Election, President Chirac's gamble failed to pay off and the Socialists overturned a large majority and swept to a surprise victory. Chirac's intention was to give the incumbent government a renewed 5 year term, during which period it would steer France into EMU. He must now serve out his presidency with a left-wing government in the National Assembly. The French market fell sharply on the initial results, with the future of the privatisation programme particularly uncertain, but it gradually recovered as investors took a more sanguine view of new Prime Minister Jospin's policies. These appeared to focus on the more immediate issues of growth and unemployment, rather than strict budgetary targets. Nevertheless, it soon became clear that France's finances were in a worse state than at first thought and thus the corporate tax rate was raised to 42% to plug the hole in the budget deficit.

     The entire EMU debate grew ever more heated over the year, to such an extent that the Bundesbank clashed publicly with Finance Minister Waigel over proposed measures to ensure Germany meets the required targets. Europeans are paying a high price for EMU, especially in Germany where the unemployment rate is the highest since the depression years of the 1930s. More than 4.5 million Germans are now without work. It appears that a broad-based EMU (i.e. including Spain and Italy) is increasingly more likely, particularly since the Italian Lira was readmitted to the Exchange Rate Mechanism.

     Against this background of low growth, companies have turned to rationalising and restructuring their operations in order to increase their profits. Indeed, the whole theme of restructuring is one that has characterised the period.

     Consolidation through mergers or acquisitions was another major theme. The most noted was the merger of the two Bavarian banks, Bayerische Vereinsbank and Bayerische Hypobank, which heralded the long-awaited rationalisation of the German banking sector. Also in the financial sector, Axa merged with UAP. BAT and Zurich said they would unite their insurance businesses and at the end of the year the two Swiss banks SBC and UBS also released merger plans. Elsewhere, Roche made its largest ever acquisition, paying $11.5bn for the German diagnostics company Boehringer Mannheim, and Wolters Kluwer joined forces with Reed/Elsevier to create the world's largest publishing company. Both Aegon and ING made acquisitions in the US, thereby strengthening their positions there. BT flirted with MCI, but the deal fell into difficulties. Guinness and Grand Metropolitan overcame the worries of the competition authorities and joined forces.

     Having risen sharply throughout the year, European bourses fell victim to a double blow as Autumn arrived. The markets were initially unnerved by a surprise raising of interest rates by the Bundesbank, and then renewed turbulence in Southeast Asia rapidly spread to financial markets around the world, resulting in most European markets ending the period below their record levels but still with significant gains over the past 12 months.

Investment Strategy

     The Fund benefited from an overweight position in the Netherlands up until the final quarter and an underweight stance with regard to the UK and Ireland, which have lagged other European bourses.

     Increasing our exposure to the UK financial sector had a positive effect, while our strategy of preferring Dutch financials on fundamental grounds over those in Germany was to the detriment of the fund since the German banking sector performed very well following the merger described above.

     Our exposure to `peripheral' Europe, i.e. Italy and Spain, was dramatically increased in the fourth quarter. We believe the continuing trend of falling interest rates, coupled with a strong domestic economy, will prove very positive for the equity markets in these countries.

     The year was characterised by the marked outperformance of large stocks vs. mid and small-sized companies. Hence our exposure to second-line stocks has not yet had the positive effect we expect, but we firmly believe that it is just a matter of time before these stocks begin to catch up.

     We remain committed to our style of investing in high quality growth stocks with excellent management teams or those stocks which commit themselves to tangible corporate change in the interests of increasing value for the shareholder. We have increased our weighting in interest rate sensitive stocks, particularly those in Italy and Spain, and are avoiding those companies which are exposed to price sensitive base products because of the poor outlook given the economic slowdown and large currency devaluations in Asia.

     Excellent stock selection, therefore, will be even more crucial to ensure good performance over the coming months, and on that basis we are confident of another year of solid performance for the Bartlett Europe Fund.

                                                                  Ronnie Armist
                                                              Portfolio Manager

                                                                   Neil Worsely
                                                               William Lovering
                                                          Portfolio Co-managers

                         GROWTH OF A $10,000 INVESTMENT

[BARTLETT GRAPHIC GOES HERE]

          The following graphs compare each Fund's total return against that of a closely matched broad-based securities market index.

These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.

The charts illustrate the cumulative total return of an initial $10,000 investment in Class A shares for the periods indicated and reflect the maximum sales charge of 4.75% currently applicable to Class A shares. The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.

The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

No performance information is shown for Class C and Class Y shares for any of these Funds as no such shares were outstanding prior to July 21, 1997. A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details.

*Reflects return information on Class A Shares excluding the 4.75% sales charge which became effective July 21, 1997.

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.



                         Growth of a $10,000 Investment
                           Bartlett Basic Value Fund
                     May 31, 1983 through December 31, 1997


                Average Annual Total Returns
              For years ended December 31, 1997

1 Year    3 Years    5 Years    10 Years    Life of the Fund
                                            (since 05/05/83)
29.46%*   26.34%*    17.72%*     14.88%*        13.34%*
23.31%    24.32%     16.58%      14.32%         12.96%



                           Bartlett Basic Value Fund
                                       vs
                         Standard and Poor's 500 Index

                     [GRAPH APPEARS HERE - PLOT POINTS BELOW]


                                     Bartlett Basic       S & P 500
                                       Value Fund           Index
                                     ______________         ______
              5/31/83                  $ 9,524             $10,000
                 1983                   10,042              10,407
                 1984                   10,886              11,042
                 1985                   13,637              14,529
                 1986                   15,692              17,178
                 1987                   14,919              18,067
                 1988                   18,839              21,047
                 1989                   21,036              27,656
                 1990                   19,016              26,776
                 1991                   23,953              34,948
                 1992                   26,405              37,624
                 1993                   29,483              41,417
                 1994                   29,602              41,966
                 1995                   38,943              57,740
                 1996                   46,115              70,991
                 1997                   59,701              94,691


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                                       8

                         Growth of a $10,000 Investment
                       Bartlett Value International Fund
                   October 31, 1989 through December 31, 1997

         Average Annual Total Returns
      For years ended December 31, 1997

-------------------------------------------------------------------------------

1 Year     3 Years    5 Years   Life of the Fund
                                (since 10/06/89)
-------------------------------------------------------------------------------
 6.14%*    10.37%*    11.93%*        7.56%*
 1.09%      8.59%     10.85%         6.92%

-------------------------------------------------------------------------------


                        Bartlett Value International Fund
                                       vs
                       Europe, Australia, Far East Index

                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]


              Bartlett Value
              International             EAFE
                  Fund                 Index
              ______________           ______

10/31/89       $ 8,848                $10,000
    1989         9,695                 10,891
    1990         8,288                  8,337
    1991        10,069                  9,350
    1992         9,884                  8,212
    1993        12,983                 10,886
    1994        12,942                 11,741
    1995        14,097                 13,062
    1996        15,926                 13,892
    1997        17,364                 14,179


*Reflects return information on Class A shares excluding the 4.75% sales charge which became effective July 21, 1997.

 The Europe, Australia, Far East (EAFE) Index is a broad-based index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity.


                         Growth of a $10,000 Investment
                              Bartlett Europe Fund
                   August 19, 1986 through December 31, 1997


1 Year    3 Years    5 Years    10 Years    Life of the Fund
                                            (since 08/19/86)
-------------------------------------------------------------------------------
 17.52%*   22.84%*   18.19%*      9.89%*         7.57%*
 11.94%    20.86%    17.05%       9.36%          7.11%


                              Bartlett Europe Fund
                                       vs
                               MSCI Europe Index

                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]


                Bartlett                MSCI Europe
              Europe Fund                  Fund
              ___________               ___________
 12/31/87        8,500                    10,000
     1988       10,675                    11,635
     1989       12,006                    15,016
     1990        9,526                    14,510
     1991       10,199                    16,492
     1992        9,468                    15,792
     1993       12,300                    20,495
     1994       11,780                    21,040
     1995       14,124                    25,697
     1996       18,578                    31,240
     1997       21,834                    38,800


*Reflects return information on Class A shares excluding the 4.75% sales charge which became effective July 21, 1997.

 Prior to 7/21/97, the Fund was a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange.

 The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this are--Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

                            INDUSTRY DIVERSIFICATION

                             Bartlett Capital Trust
                               December 31, 1997

Value International Fund

                            % of Net     Market
                             Assets       Value

-------------------------------------------------------------------------------
                                          (000)

Automotive                      2.7%     $2,237
Banking                         7.4       6,096
Chemicals                       5.4       4,462
Computer Services               1.8       1,469
Construction                    9.0       7,404
Consumer Goods                  9.9       8,211
Diversified                     6.0       5,000
Electronics                     4.0       3,326
Investment Companies            7.8       6,422
Metals & Mining                 8.0       6,655
Miscellaneous Services          7.5       6,174
Oil & Gas                      10.2       8,452
Real Estate                     2.9       2,359
Retail Sales                    5.7       4,698
Transportation                  5.7       4,676
Short-Term Investments          5.0       4,164
                              _____     _______
Total Investment Portfolio     99.0      81,805
Other Assets Less Liabilities   1.0         822
                              _____     _______
Net Assets                    100.0%    $82,627
                              =====     =======

Europe Fund

                                % of Net      Market
                                 Assets       Value

-------------------------------------------------------------------------------
                                              (000)

Aerospace/Defense                   3.1%    $ 1,902
Automotive                          1.6         979
Banking                            19.5      11,793
Computer Services                   1.3         767
Construction                        1.1         655
Consumer Non-Durable Goods          2.0       1,191
Engineering                         1.5         926
Finance                             9.8       5,946
Insurance                           7.9       4,771
Leisure                             3.3       2,003
Manufacturing                       1.7       1,016
Metals & Mining                     1.3         792
Miscellaneous Services              1.1         678
Multi-lndustry                      1.6         951
Oil & Gas                           8.0       4,826
Pharmaceuticals and Health Care    13.0       7,886
Publishing                          2.6       1,557
Real Estate                         1.0         626
Retail Sales                        9.4       5,718
Telecommunications                  7.4       4,460
Transportation                      1.4         871
Utilities                           3.5       2,138
                                  _____     _______
Total Investment Portfolio        103.1      62,452
Other Assets Less Liabilities      (3.1)     (1,872)
                                  _____     _______
Net Assets                        100.0%    $60,580
                                  =====     =======

                            STATEMENT OF NET ASSETS
                           Bartlett Basic Value Fund
                            As of December 31, 1997
                             (Amounts in Thousands)


                                            Market
                              Shares         Value

-------------------------------------------------------------------------------
Common Stock -- 95.8%

-------------------------------------------------------------------------------
Aerospace/Defense -- 1.8%
  Lockheed Martin Corporation      23      $ 2,266
  Raytheon Company                  2          124
                                           -------
                                             2,390

-------------------------------------------------------------------------------
Air Transportation -- 3.4%
  AMR Corporation                  36        4,568(A)

-------------------------------------------------------------------------------
Automobiles &
   Auto Parts -- 4.5%
  Ford Motor Company               35        1,704
  General Motors Corporation       39        2,395
  Stewart & Stevenson
   Services, Inc.                  79        2,017
                                             -------
                                             6,116

-------------------------------------------------------------------------------
Broadcasting -- 1.5%
  Time Warner, Inc.                33        2,077
-------------------------------------------------------------------------------
Chemicals -- 2.0%
  Ferro Corporation               110        2,680
-------------------------------------------------------------------------------
Construction & Building
  Materials -- 0.4%
  Martin Marietta Materials, Inc.  16          582
-------------------------------------------------------------------------------
Diversified -- 7.0%
  Canadian Pacific Ltd. (ADR)      58        1,581
  Loews Corp.                      40        4,245
  Tyco International Ltd.          82        3,695
                                            -------
                                             9,521

-------------------------------------------------------------------------------
Electronics -- 3.1%
  Pioneer Standard
   Electronics, Inc.              204        3,114
  UCAR, International Inc.         28        1,118(A)
                                            ------
                                             4,232

-------------------------------------------------------------------------------
Energy -- 8.1%
  Cabot Oil & Gas Corporation      55        1,069
  Phillips Petroleum Company       48        2,334
  Total SA (ADR)                   30        1,665
  Triton Energy Ltd.               94        2,744(A)
  Western Resources Inc.           75        3,225
                                            ------
                                            11,037

-------------------------------------------------------------------------------
Financial Services -- 9.6%
  Fannie Mae                       90        5,136
  H & R Block, Inc.                70        3,137
  U.S. Trust Corp.                 21        1,340
  Washington Federal, Inc.        110        3,446
                                            ------
                                            13,059

-------------------------------------------------------------------------------



                                            Market
                                  Shares     Value

-------------------------------------------------------------------------------
Food, Beverage &Tobacco-- 8.8%
  Archer-Daniels-Midland Co.      140      $ 3,032
  McDonald's Corporation           74        3,534
  RJR Nabisco Holdings Corp.       65        2,438
  UST, Inc.                        80        2,955
-------------------------------------------------------------------------------
                                            11,959

-------------------------------------------------------------------------------
Health Care -- 1.3%
  Columbia/HCA Healthcare
   Corporation                     60        1,778

-------------------------------------------------------------------------------
Insurance -- 3.4%
  Frontier Insurance Group Inc.    81        1,862
  Travelers Group Inc.             52        2,785
                                            ------
                                             4,647

-------------------------------------------------------------------------------
Investment Companies -- 2.9%
  Royce Value Trust, Inc.         191        2,870
  United Asset Management Corp.    44        1,075
                                            ------
                                             3,945

-------------------------------------------------------------------------------
Machinery -- 6.6%
  Kaydon Corp.                    170        5,546
  York International Corporation   85        3,363
                                            ------
                                             8,909

-------------------------------------------------------------------------------
Metals & Mining -- 1.7%
  Potash Corporation of
   Saskatchewan Inc. (ADR)         28        2,291

-------------------------------------------------------------------------------
Manufactured Housing -- 3.5%
  Fleetwood Enterprises, Inc.     113        4,795

-------------------------------------------------------------------------------
Office Automation &
  Equipment -- 0.7%
  Pitney Bowes, Inc.               10          899
-------------------------------------------------------------------------------
Railroads -- 7.4%
  GATX Corporation                 50        3,628
  Kansas City Southern
   Industries Inc.                204        6,477
                                            ------
                                            10,105

-------------------------------------------------------------------------------
Real Estate Investment
  Trusts (REITs) -- 3.9%
  Chateau Communities, Inc.        93        2,921
  United Dominion Realty
   Trust, Inc.                    170        2,369
                                            ------
                                             5,290

-------------------------------------------------------------------------------

                            As of December 31, 1997


                                              Market
                                Shares         Value

-------------------------------------------------------------------------------
Retail -- 8.1%
  Federated Dept. Stores, Inc.     70         $ 3,014(A)
  Jostens, Inc.                   150           3,459
  Lowe's Companies                 25           1,192
  Toys `R' Us, Inc.               105           3,310(A)
                                              -------
                                               10,975

-------------------------------------------------------------------------------
Services -- 1.8%
  First Data Corporation           83           2,428
-------------------------------------------------------------------------------
Telecommunications -- 2.6%
  AT&T Corporation                 58           3,553
-------------------------------------------------------------------------------
Utilities -- 1.7%
  Kansas City Power & Light        43           1,259
  TNP Enterprises, Inc.            30             998
                                               ------
                                                2,257

-------------------------------------------------------------------------------
Total Common Stock                           $130,093

-------------------------------------------------------------------------------
  (Identified Cost -- $85,512)

-------------------------------------------------------------------------------

                                  Face         Market
                                 Amount        Value

-------------------------------------------------------------------------------
Commercial Paper -- 2.9%

-------------------------------------------------------------------------------
  Ford Motor Credit Corporation
  5.95%, 1/6/98                   $2,000     $   1,999
  General Motors Acceptance
    Corporation
  6.05%, 1/6/98                    2,000         1,998

-------------------------------------------------------------------------------
Total Commercial Paper                        $  3,997
-------------------------------------------------------------------------------
  (Identified Cost -- $3,997)

-------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%

-------------------------------------------------------------------------------
  State Street Bank & Trust Company
  4.25%, dated 12/31/97, to be
  repurchased at $1,657 on
  1/2/98 (Collateral: $1,690
  United States Treasury Notes,
  5.625% due 11/30/99,
  value $1,697)                    1,657         1,657
-------------------------------------------------------------------------------
Total Repurchase Agreement                    $  1,657
-------------------------------------------------------------------------------
  (Identified Cost -- $1,657)
-------------------------------------------------------------------------------

Total Investments
     At Value-- 99.9%                         $135,747
-------------------------------------------------------------------------------
  (Identified Cost -- $91,166)

-------------------------------------------------------------------------------
Other Assets
   Less Liabilities-- 0.1%                         111
-------------------------------------------------------------------------------
Net Assets-- 100.0%                           $135,858
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Assets Consist of:
  Capital shares:
    Class A shares                         $84,774
    Class C shares                             390
    Class Y shares                           2,708
  Overdistributions of
    net investment income                      (90)

  Undistributed net realized
    gains from security
    transactions                             3,495
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                            44,581

-------------------------------------------------------------------------------
Net Assets-- 100.0%                       $135,858
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Shares of beneficial interest
    outstanding (unlimited
    number of shares
    authorized, no par value)
    Class A shares                           7,022
    Class C shares                              21
    Class Y shares                             127
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Net asset value and
    redemption price
    per share-- Class A                  $   18.95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Maximum offering price
   per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                    $  19.90
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Net asset value,
     offering price and
     redemption price
     per share-- Class C                  $  18.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Net asset value,
     offering price and
     redemption price
     per share-- Class Y                  $  18.87
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(A)Non-dividend paying investment.

See accompanying notes to financial statements.

                             STATEMENT OF NET ASSETS

                       Bartlett Value International Fund
                            As of December 31, 1997
                             (Amounts in Thousands)

                                            Market
                              Shares         Value

-------------------------------------------------------------------------------
Common Stock -- 91.3%
-------------------------------------------------------------------------------
Argentina --5.2%
  IRSA Inversiones y
  Representaciones S.A. (ADR)      63      $ 2,359
  YPF Sociedad Anonima SA (ADR)    58        1,969
                                           -------
                                             4,328

-------------------------------------------------------------------------------
Australia -- 5.6%
  Brambles Industries Ltd.        122        2,413
  National Australia Bank (ADR)    31        2,191
                                           -------
                                             4,604

-------------------------------------------------------------------------------
Canada -- 4.0%
  Hudson's Bay Co.                 70        1,556
  Potash Corporation of
   Saskatchewan Inc. (ADR)         21        1,743(A)
                                           -------
                                             3,299

-------------------------------------------------------------------------------
Finland  -- 5.4%
  Kemira Oyj                      245        2,320(A)
  Metra Oyj                        92        2,160
                                           -------
                                             4,480

-------------------------------------------------------------------------------
France --7.6%
  Michelin                         46        2,306
  Cie de Saint Gobain              13        1,795
  Total SA                          3          326
  Total SA (ADR)                   34        1,893
                                           -------
                                             6,320

-------------------------------------------------------------------------------
Germany -- 2.7%
  Deutsche Lufthansa AG           118        2,263
-------------------------------------------------------------------------------
HongKong -- 2.6%
  Swire Pacific Ltd.-B            394        2,161
-------------------------------------------------------------------------------
India -- 2.5%
  Morgan Stanley India
  Investment Fund                 250        2,097(A)

-------------------------------------------------------------------------------
Ireland -- 2.1%
  Allied Irish Banks PLC (ADR)     29        1,699

-------------------------------------------------------------------------------
Italy -- 2.7%
  Istituto Mobiliare SpA (ADR)     62        2,206

-------------------------------------------------------------------------------




                                             Market
                              Shares         Value

-------------------------------------------------------------------------------
Japan -- 13.9%
  Canon Inc.                       49      $ 1,141
  Fujitsu Ltd.                    137        1,469
  Ito-Yokado (ADR)                  7        1,527
  Matsushita Electric Industrial
   Company Ltd.                   109        1,594
  Rohm Company                     17        1,732
  Secom Co., Ltd.                  34        2,172
  Sumitomo Warehouse              516        1,841
                                           -------
                                            11,476

-------------------------------------------------------------------------------
Korea -- 1.8%
  Korea Fund Inc.                 219        1,448
-------------------------------------------------------------------------------
Malaysia -- 2.0%
  Perlis Plantations Bhd        1,145        1,620

-------------------------------------------------------------------------------
Netherlands -- 3.2%
  New Holland NV (ADR)            100        2,634(A)

-------------------------------------------------------------------------------
Norway --7.6%
  Elkem ASA                       172        2,277
  Kvaerner ASA                     36        1,853
  Norsk Hydro ASA (ADR)            42        2,142
                                           -------
                                             6,272

-------------------------------------------------------------------------------
Portugal -- 1.8%
  Portugal Fund Inc.               91        1,447
-------------------------------------------------------------------------------
Singapore -- 1.9%
  Dairy Farm International
   Holdings Ltd.                1,496        1,616
-------------------------------------------------------------------------------
Spain -- 2.4%
  Repsol SA (ADR)                  46        1,949
-------------------------------------------------------------------------------
Sweden -- 7.2%
  AGA                             175        2,314(A)
  AssiDoman AB                     80        2,038
  Cardo AB                         61        1,596
                                           -------
                                             5,948

-------------------------------------------------------------------------------
Taiwan -- 1.7%
  Taiwan Fund Inc.                 87        1,431
-------------------------------------------------------------------------------

                            As of December 31, 1997


                                            Market
                              Shares         Value

-------------------------------------------------------------------------------
United Kingdom -- 7.4%

  Cadbury Schweppes PLC (ADR)      40      $ 1,655
  Diageo PLC (ADR)                 28        1,071
  Tomkins PLC (ADR)               125        2,389
  Tyco International Ltd.          22          991(A)
                                           -------
                                             6,106

-------------------------------------------------------------------------------
Total Common Stock                         $75,404
  (Identified Cost-- $69,197)
-------------------------------------------------------------------------------
                               Face        Market
                              Amount        Value

-------------------------------------------------------------------------------
Convertible Bond -- 2.7%
Canada -- 2.7%
  Magna International              $ 1,900       2,237
  5%, 10/15/02

--------------------------------------------------------------------------------
Total Convertible Bond                        $  2,237

--------------------------------------------------------------------------------
(Identified Cost -- $2,232)

--------------------------------------------------------------------------------
Repurchase Agreement -- 5.0%

--------------------------------------------------------------------------------
  State Street Bank & Trust Company
  4.25%, dated 12/31/97, to be
  repurchased at $4,165 on
  1/2/98 (Collateral: $4,240
  United States Treasury
  Notes, 7%, due 11/30/99,
  value $4,256)                      4,164       4,164

-------------------------------------------------------------------------------

Total Repurchase Agreement                     $ 4,164
-------------------------------------------------------------------------------
  (Identified Cost -- $4,164)

-------------------------------------------------------------------------------
Total Investments
   At Value-- 99.0%                            $81,805
-------------------------------------------------------------------------------
  (Identified Cost -- $75,593)

-------------------------------------------------------------------------------
Other Assets Less Liabilities-- 1.0%               822
-------------------------------------------------------------------------------
Net Assets Consist of:
  Capital shares:
    Class A shares                             $57,176
    Class C shares                               1,004
    Class Y shares                              17,218
  Overdistributions of
    net investment income                       (1,081)
  Undistributed net realized
    gains from security
    transactions                                 2,100
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                                 6,210
-------------------------------------------------------------------------------
NET ASSETS-- 100.0%                            $82,627
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  Shares of beneficial interest
   outstanding (unlimited
   number of shares
   authorized, no par value)
   Class A shares                                5,516
   Class C shares                                   73
   Class Y shares                                1,061
-------------------------------------------------------------------------------
  Net asset value and
   redemption price
   per share -- Class A                         $12.45

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Maximum offering price
   per share -- Class A
   (net asset value plus
   sales charge of 4.75%
   of offering price)                           $13.07

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Net asset value,
   offering price and
   redemption price
   per share -- Class C                         $12.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Net asset value,
    offering price and
    redemption price
    per share -- Class Y                        $12.33

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(A)Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                              Bartlett Europe Fund
                            As of December 31, 1997
                             (Amounts in Thousands)

                                                  Market
                                    Shares         Value

-------------------------------------------------------------------------------
Common Stock -- 98.1%

-------------------------------------------------------------------------------
Austria -- 2.8%
  Voest-Alpine Stahl AG               21           $  793
  VA Technologie AG                    6              926
                                                   ------
                                                    1,719

-------------------------------------------------------------------------------
Finland -- 1.9%
   Nokia Oyj                          16            1,168
-------------------------------------------------------------------------------
France -- 12.8%
  Accor SA                             7            1,285
  Cap Gemini SA                        9              766
  Compagnie Financiere de Paribas     17            1,473
  Guilbert SA                          5              678
  Pinault-Printemps-Redoute SA         3            1,734
  Total SA                            17            1,824
                                                   ------
                                                    7,760

-------------------------------------------------------------------------------
Germany -- 10.6%
  Adidas AG                            9            1,191
  Allianz AG                           8            2,097
  Daimler-Benz AG                     14              979
  Dresdner Bank AG                    28            1,272
  Metro AG                            24              861
                                                   ------
                                                    6,400
-------------------------------------------------------------------------------
Ireland -- 6.8%
  Anglo Irish Bank Corporation plc   850            1,657
  Bank of Ireland                    117            1,810
  Green Property plc                 110              626
                                                   ------
                                                    4,093
-------------------------------------------------------------------------------
Italy -- 6.8%
  Credito Italiano                   501            1,546
  ENI                                224            1,269
  Istituto Nazionale delle
    Assicurazioni (INA)              655            1,327
                                                   ------
                                                    4,142

-------------------------------------------------------------------------------
Netherlands -- 9.5%
  Aegon N.V.                          15            1,348
  ING Groep N.V.                      33            1,377
  Koninklijke Ahold NV                55            1,439
  VNU-Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit                             55            1,557
                                                   -------
                                                    5,721
-------------------------------------------------------------------------------
Portugal -- 1.1%
 Cimpor-Cimentos de Portugal,
  SGPS, SA                            25              655
-------------------------------------------------------------------------------



                                                     Market
                                    Shares            Value
-------------------------------------------------------------------------------
Spain  -- 6.2%
  Banco Bilbao Vizcaya, S.A.           37            $ 1,187
  Banco Intercontinental Espanol
   (Bankinter)                         21              1,168
  Telefonica de Espana                 50              1,415
                                                     -------
                                                       3,770
-------------------------------------------------------------------------------
Sweden  -- 1.8%
  Telefonaktiebolaget LM Ericsson      29              1,094

-------------------------------------------------------------------------------
Switzerland -- 12.7%
  Credit Suisse Group                   9              1,409
  Novartis                              2              3,012
  Roche Holding AG                   N.M.              2,263
  Saurer AG                             1              1,016(A)
                                                      -------
                                                       7,700
-------------------------------------------------------------------------------
United Kingdom -- 25.1%
  BBA Group plc                       110                734
  Barclays PLC                         62              1,637
  British Aerospace PLC                41              1,168
  British Petroleum Company plc       131              1,733
  Granada Group plc                    47                718
  Halifax plc                          67                844(A)
  Legal & General Group plc           124              1,083
  Lloyds TSB Group plc                 98              1,275
  Next Plc                             96              1,101
  PizzaExpress PLC                     48                582
  SmithKline Beecham Plc               91                938
  Stagecoach Holdings plc              63                871
  Vodafone Group plc                  108                784
  Wassall PLC                         173                951
  Zeneca Group plc                     22                762
                                                       ------
                                                      15,181

-------------------------------------------------------------------------------
Total Common Stock                                   $59,403

-------------------------------------------------------------------------------
  (Identified Cost -- $48,368)

-------------------------------------------------------------------------------
Preferred Stock -- 5.0%

-------------------------------------------------------------------------------
Germany -- 1.5%
  Fresenius AG                           5               911
-------------------------------------------------------------------------------
Italy -- 3.5%
  Telecom Italia Mobile (TIM) SpA      752             2,138
-------------------------------------------------------------------------------
Total Preferred Stock                                $ 3,049
-------------------------------------------------------------------------------
  (Identified Cost -- $2,060)
-------------------------------------------------------------------------------
Total Investments at Value  -- 103.1%                $62,452

-------------------------------------------------------------------------------
  (Identified Cost -- $50,428)

-------------------------------------------------------------------------------
Other Assets Less Liabilities-- (3.1%)                (1,872)
-------------------------------------------------------------------------------
Net Assets-- 100.0%                                  $60,580
-------------------------------------------------------------------------------

                            As of December 31, 1997


-------------------------------------------------------------------------------
Net Assets Consist of:
  Capital Shares:
    Class A shares                                   $37,996
    Class C shares                                       340
    Class Y shares                                     9,378
  Undistributed net realized
    gain on investments and
    foreign currency transactions                        823
  Unrealized appreciation
    of investments and
    foreign currency
    transactions                                      12,043
-------------------------------------------------------------------------------
Net Assets-- 100.0%                                  $60,580
===============================================================================
  SHARES OF BENEFICIAL INTEREST
     outstanding (unlimited
     number of shares
     authorized, no par value)
     Class A shares                                    2,492
     Class C shares                                       14
     Class Y shares                                      382
-------------------------------------------------------------------------------
  Net asset value and
   redemption price
   per share -- Class A                               $20.97
===============================================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                                $22.02
===============================================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class C                              $20.86
===============================================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class Y                              $21.01
===============================================================================
(A) Non-dividend paying investment.
N.M. - Not meaningful

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS(dagger)

                             (Amounts in Thousands)

                                                                                                   Bartlett
                                                     Bartlett              Bartlett Value           Europe
                                                 Basic Value Fund        International Fund          Fund
                                                --------------------     ---------------------     -------
                                                Nine Months    Year      Nine Months    Year         Year
                                                   Ended       Ended        Ended       Ended        Ended
                                                 12/31/97     3/31/97     12/31/97     3/31/97     12/31/97
------------------------------------------------------------------------------------------------------------

   Investment Income:
------------------------------------------------------------------------------------------------------------
        Dividends                                 $ 2,068      $ 2,586     $1,517     $ 1,970      $ 1,422
        Less foreign taxes withheld                   (13)         (38)      (141)       (244)        (177)
        Interest                                      106          422         46         190           46
------------------------------------------------------------------------------------------------------------
   Total Investment Income                          2,161        2,970      1,422       1,916        1,291
------------------------------------------------------------------------------------------------------------
   Expenses(double dagger):
------------------------------------------------------------------------------------------------------------
        Investment advisory fees                      450           --        517          --          541
        Management fee                                439        1,469        492       1,430          306
        Distribution and service fees                 148           --         88          --           70
        Custodian fees                                 40           --         64          --          197
        Trustees' fees                                 30           --         29          --           59
        Legal and audit fees                           18           --         21          --          131
        Reports to shareholders                        15           --         14          --           46
        Transfer agent and shareholder
          servicing expense                            12           --          7          --           35
        Registration fees                               8           --          6          --           14
        Other expenses                                  1           --          1          --           50
        Less: Expenses waived                         (61)          --        (61)         --          (54)
------------------------------------------------------------------------------------------------------------
   Total Expenses                                   1,100        1,469      1,178       1,430        1,395
------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                     1,061        1,501        244         486         (104)
------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments:
        Realized gain (loss) on:
          Investments, options and futures         22,534       14,218      7,341       5,035       19,416
          Foreign currency transactions                --           --        (15)         --          365
        Change in unrealized appreciation of:
          Investments, options and futures         13,090       (1,663)    (5,259)      5,827       (6,905)
          Assets and liabilities denominated
            in foreign currencies                      --           --          2          --           46
------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments                 35,624       12,555      2,069      10,862       12,922
------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
        from Operations                           $36,685      $14,056     $2,313     $11,348      $12,818
============================================================================================================



 (dagger) The year ends for Bartlett Basic Value and Bartlett Value International Funds have been changed from March 31 to December 31.
 (double dagger) Under the Management Agreements that were effective through
                 July 20, 1997, the Advisor paid all of the expenses of the Bartlett Basic Value Fund and the Bartlett Value International Fund, except brokerage, taxes, interest and extraordinary expenses (See note 4).

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                            Bartlett Basic Value Fund

                                                           Nine Months
                                                              Ended                        Years Ended
                                                            12/31/97(dagger)     3/31/97              3/31/96
--------------------------------------------------------------------------------------------------------------
   From Operations:

--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           $  1,061             $ 1,501              $ 2,085
     Net realized gain (loss) on investments and
       currency transactions                                  22,534              14,218                7,904
     Change in unrealized appreciation of investments
       and currency transactions                              13,090              (1,663)              14,980
--------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                         36,685              14,056               24,969
--------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                         (1,339)             (1,781)              (1,618)
       Class C shares                                             (1)                N/A                  N/A
       Class Y shares                                            (20)                N/A                  N/A
     In excess of net investment income                            --                 --                   --
     From net realized gains on security transactions:
       Class A shares                                        (27,451)             (8,971)              (5,714)
       Class C shares                                             (7)                N/A                  N/A
       Class Y shares                                           (518)                N/A                  N/A
--------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                          (29,336)            (10,752)              (7,332)
--------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
--------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          5,649              38,457              111,024
       Class C shares                                            392                 N/A                  N/A
       Class Y shares                                          2,501                 N/A                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                         28,078              10,364                7,149
       Class C shares                                              8                 N/A                  N/A
       Class Y shares                                            538                 N/A                  N/A
     Payment for shares redeemed:
       Class A shares                                        (27,524)            (58,553)            (112,895)
       Class C shares                                            (10)                N/A                  N/A
       Class Y shares                                           (331)                N/A                  N/A
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund share
     transactions                                              9,301              (9,732)               5,278
--------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                       16,650              (6,428)              22,915
   Net Assets:
      Beginning of period                                    119,208             125,636              102,721
--------------------------------------------------------------------------------------------------------------
      End of period                                         $135,858            $119,208             $125,636
--------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income               $ (90)              $ 210                $ 489
==============================================================================================================

 (dagger) The year end for Bartlett Basic Value Fund has been changed from March
          31 to December 31.

          See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                        Bartlett Value International Fund

                                                           Nine Months
                                                              Ended                        Years Ended
                                                            12/31/97(dagger)      3/31/97             3/31/96
--------------------------------------------------------------------------------------------------------------
   From Operations:
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                            $   244             $   486                $ 705
     Net realized gain (loss) on investments and
       currency transactions                                   7,326               5,035                5,092
     Change in unrealized appreciation of investments
       and currency transactions                              (5,257)              5,827                1,972
--------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                          2,313              11,348                7,769
--------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                           (973)               (486)                (710)
       Class C shares                                            (11)                N/A                  N/A
       Class Y shares                                           (326)                N/A                  N/A
     In excess of net investment income                           --                 (47)                 (56)
     From net realized gains on security transactions:
       Class A shares                                         (6,780)             (4,403)              (2,033)
       Class C shares                                            (54)                N/A                  N/A
       Class Y shares                                         (1,741)                N/A                  N/A
--------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                           (9,885)             (4,936)              (2,799)
--------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
--------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                         27,946              37,235               24,746
       Class C shares                                            994                 N/A                  N/A
       Class Y shares                                         20,134                 N/A                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                          6,969               3,770                2,116
       Class C shares                                             65                 N/A                  N/A
       Class Y shares                                          2,067                 N/A                  N/A
     Payment for shares redeemed:
       Class A shares                                        (46,911)            (35,484)             (17,455)
       Class C shares                                            (55)                N/A                  N/A
       Class Y shares                                         (4,983)                N/A                  N/A
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share
     transactions                                              6,226               5,521                9,407
--------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                       (1,346)             11,933               14,377
   Net Assets:
      Beginning of period                                     83,973              72,040               57,663
--------------------------------------------------------------------------------------------------------------
      End of period                                         $ 82,627            $ 83,973              $72,040
--------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income            $ (1,081)           $     --              $    --
==============================================================================================================


 (dagger) The year end for Bartlett Value International Fund has been changed from March 31 to December 31.

          See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                              Bartlett Europe Fund

                                                                                 Years Ended
                                                                        12/31/97(dagger)      12/31/96 (double dagger)
---------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                   $    (104)                 $   55
     Net realized gain (loss) on investments
      and currency transactions                                        19,781                   9,795
     Change in unrealized appreciation of investments
       and currency transactions                                       (6,859)                  8,729
---------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                                  12,818                  18,579
---------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                                      --                      --
       Class C shares                                                      --                     N/A
       Class Y shares                                                      --                     N/A
     In excess of net investment income                                    --                      --
      From net realized gains on security transactions:
       Class A shares                                                 (16,941)                 (9,518)
       Class C shares                                                     (49)                    N/A
       Class Y shares                                                  (1,741)                    N/A
---------------------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions to shareholders          (18,731)                 (9,518)
---------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                                   1,137                     N/A
       Class C shares                                                     328                     N/A
       Class Y shares                                                   7,693                     N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                                  19,433                     N/A
       Class C shares                                                      49                     N/A
       Class Y shares                                                   1,741                     N/A
     Payment for shares redeemed or repurchased:
       Class A shares                                                 (34,844)                   (319)
       Class C shares                                                     (35)                    N/A
       Class Y shares                                                     N/A                     N/A
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share transactions               (4,498)                   (319)
---------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                               (10,411)                  8,742
   Net Assets:
      Beginning of year                                                70,991                  62,249
---------------------------------------------------------------------------------------------------------------
      End of year                                                   $  60,580                 $70,991
---------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income                    $      --                 $  (183)
===============================================================================================================


 (dagger) Includes financial information for Bartlett Europe Fund and its predecessor, Worldwide Value Fund (See note 6).
 (double dagger) The financial information for the year ended December 31, 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. Prior to July 1, 1997 the Worldwide Value Fund operated as a closed end fund (See note 6).

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            Bartlett Basic Value Fund
                 For a Share Outstanding Throughout Each Period

                                                                         Class A
                                    ----------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                              --------------------------------------------
                                    Nine Months
                                       Ended
                                     12/31/97(dagger)       1997         1996           1995
==========================================================================================================
Net asset value,
  Beginning of period                $18.33                $17.94       $15.39         $14.89
----------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                .19(A)                .22          .30            .27
   Net realized and
    unrealized gains
    on investments                     5.59                  1.82         3.32           1.53
----------------------------------------------------------------------------------------------------------
Total from investment
  operations                           5.78                  2.04         3.62           1.80
----------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
   investment income                   (.22)                 (.26)        (.24)          (.27)
   Distributions from
   realized gains                     (4.94)                (1.39)        (.83)         (1.03)
----------------------------------------------------------------------------------------------------------
Total distributions                   (5.16)                (1.65)       (1.07)         (1.30)
----------------------------------------------------------------------------------------------------------
Net asset value,
  End of period                      $18.95                $18.33       $17.94         $15.39
==========================================================================================================
Total return(D)                       33.14%(E)             11.30%       24.05%         12.67%
==========================================================================================================
Ratios / Supplemental Data:
---------------------------------
Net assets, end of period (000's)  $133,076              $119,208     $125,636       $102,721
Ratio of net expenses
  to average net assets                1.13%(A,F)            1.16%        1.17%          1.20%
Ratio of net investment
  income to average net assets         1.15%(A,F)            1.18%        1.79%          1.81%
Portfolio turnover rate                  42%(F)                23%          25%            26%
Average commission
  rate paid(G)                       $.0723                $.0655           --             --
----------------------------------------------------------------------------------------------------------

                                            Class A                 Class C                    Class Y
                                   ----------------------------------------------------------------------------------
                                                                   Sept. 12,                   Aug. 15
                                      Years Ended March 31,          1997(double dagger)        1997(double dagger)
                                   ---------------------------        to                         to
                                                                    Dec. 31                    Dec. 31,
                                      1994           1993            1997                        1997
=====================================================================================================================
Net asset value,
  Beginning of period               $14.76          $13.47           $22.84                      $21.92
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income               .22             .30              .24(B)                      .18(C)
   Net realized and
    unrealized gains
    on investments                     .28            1.57              .88                        1.94
---------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                           .50            1.87             1.12                        2.12
---------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
   investment income                  (.23)           (.30)            (.27)                       (.23)
   Distributions from
   realized gains                     (.14)           (.28)           (4.94)                      (4.94)
---------------------------------------------------------------------------------------------------------------------
Total distributions                   (.37)           (.58)           (5.21)                      (5.17)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
  End of period                     $14.89          $14.76           $18.75                      $18.87
=====================================================================================================================
Total return(D)                       3.42%          14.22%            6.07%(E)                   10.97%(E)
=====================================================================================================================
Ratios / Supplemental Data:
---------------------------------
Net assets, end of period (000's)  $94,289        $103,507             $395                      $2,387
Ratio of net expenses
  to average net assets               1.20%           1.21%            1.90%(B,F)                   .86%(C,F)
Ratio of net investment
  income to average net assets        1.48%           2.14%            1.11%(B,F)                  1.51%(C,F)
Portfolio turnover rate                 33%             43%              42%(F)                      42%(F)
Average commission
  rate paid(G)                          --              --           $.0723                      $.0723
---------------------------------------------------------------------------------------------------------------------


(dagger) The year end for Bartlett Basic Value Fund has been changed from March 31 to December 31.
(double dagger) Commencement of operations of this Class.
(A) Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.19%.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.00%.
(C) Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 0.96%.
(D)             Excluding sales charge
(E)             Not Annualized
(F)             Annualized
(G)             Pursuant to SEC regulations effective
                for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                        Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period

                                                                            Class A
                                   -----------------------------------------------------------------------------

                                                                       Years Ended March 31,
                                                     ------------------------------------------------------------
                                  Nine Months
                                     Ended
                                   12/31/97(dagger)    1997         1996        1995      1994         1993
=================================================================================================================
Net asset value,
  Beginning of period                $13.64           $12.59       $11.64      $12.46    $10.08        $9.93
-----------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)          .05(B)           .08          .13         .09       .07(A)       .12
  Net realized and
    unrealized gains
    (losses) on investments and
    foreign currency transactions       .31             1.81         1.33        (.21)     2.38          .15
-----------------------------------------------------------------------------------------------------------------
Total from investment
  operations                            .36             1.89         1.46        (.12)     2.45          .27
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                  (.17)            (.08)        (.13)       (.09)     (.07)        (.10)
  In excess of net
    investment income                    --             (.01)        (.01)         --        --           --
  Distributions from
    realized gains                    (1.38)            (.75)        (.37)       (.61)       --         (.02)
----------------------------------------------------------------------------------------------------------------
Total distributions                   (1.55)            (.84)        (.51)       (.70)     (.07)        (.12)
----------------------------------------------------------------------------------------------------------------
Net asset value,
  End of period                      $12.45           $13.64       $12.59      $11.64    $12.46       $10.08
================================================================================================================
Total return(E)                        2.79%(F)        15.45%       12.76%      (1.18%)   24.42%        2.71%
================================================================================================================
Ratios / Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)   $68,648          $83,973      $72,041     $57,664   $49,607      $29,572
Ratio of net expenses
  to average net assets                1.78%(B,G)       1.81%        1.83%       1.83%     1.88%(A)     2.00%
Ratio of net investment
  income to average net assets          .49%(B,G)        .62%        1.06%        .80%      .55%(A)     1.13%
Portfolio turnover rate                  44%(G)           31%          38%         24%       19%          19%
Average commission
  rate paid(H)                       $.0227           $.0296           --          --        --           --
-----------------------------------------------------------------------------------------------------------------

                                        Class C                 Class Y
                                       --------------------------------------
                                        July 23,                 Aug. 15,
                                          1997(double dagger)      1997(double dagger)
                                           to                       to
                                         Dec. 31,                 Dec. 31,
                                          1997                      1997
==============================================================================
Net asset value,
  Beginning of period                    $15.70                    $15.27
------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)              .08(C)                   (.11)(D)
  Net realized and
    unrealized gains
    (losses) on investments and
    foreign currency transactions         (1.82)                    (1.21)
-------------------------------------------------------------------------------
Total from investment
  operations                              (1.74)                    (1.32)
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                      (.28)                     (.24)
  In excess of net
    investment income                        --                        --
  Distributions from
    realized gains                        (1.38)                    (1.38)
---------------------------------------------------------------------------------
Total distributions                       (1.66)                    (1.62)
---------------------------------------------------------------------------------
Net asset value,
  End of period                          $12.30                    $12.33
---------------------------------------------------------------------------------
Total return(E)                          (10.87%)(F)                (8.38%)(F)
---------------------------------------------------------------------------------

Ratios / Supplemental Data:
---------------------------
Net assets, end of period (000's)          $895                   $13,084
Ratio of net expenses
  to average net assets                    2.55%(C,G)                1.44%(D,G)
Ratio of net investment
  income to average net assets            (1.68%)(C,G)               (.75%)(D,G)
Portfolio turnover rate                      44%(G)                    44%(G)
Average commission
  rate paid(H)                           $.0227                    $.0227
----------------------------------------------------------------------------------


(dagger) The year end for Bartlett Value International Fund has been changed from March 31 to December 31.
(double dagger) Commencement of operations of this Class.
(A) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94%.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.95%.
(C) Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.70%.
(D) Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.59%.
(E)             Excluding sales charge
(F) Not Annualized (G) Annualized (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                              Bartlett Europe Fund(dagger)

                 For a Share Outstanding Throughout Each Period

                                                          Class A                      Class C                 Class Y
                                   -----------------------------------------------------------------------------------------------
                                                                                       July 23,                Aug. 21,
                                                 Years Ended December 31,                1997(double dagger)    1997(double dagger)
                                   -------------------------------------------------      to                      to
                                                                                       Dec. 31,                Dec. 31,
                                   1997        1996      1995       1994       1993     1997                    1997
===================================================================================================================================
Net asset value,
 Beginning of period              $24.24      $21.13    $17.68     $18.46     $14.29    $26.56                  $25.61
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income (loss)    (.05)(A)     .02       .01       (.03)       .14      (.10)(B)                (.04)(C)
  Net realized and
    unrealized gains
    (losses) on investments and
    foreign currency transactions   4.11        6.34      3.50       (.75)      4.13       .23                    1.27
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                        4.06        6.36      3.51       (.78)      4.27       .13                    1.23
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                 --          --      (.06)        --       (.05)       --                      --
  In excess of net
    investment income                 --          --        --         --       (.05)       --                      --
  Distributions from
    realized gains                 (7.33)      (3.25)       --         --         --     (5.83)                  (5.83)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                (7.33)      (3.25)     (.06)        --       (.10)    (5.83)                  (5.83)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 End of period                    $20.97      $24.24     21.13     $17.68     $18.46    $20.86                  $21.01
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Market value per share
  End of period                      N/A      $22.00    $16.88     $14.25     $16.63       N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total return (market value)          N/A        49.5%     18.8%     (14.3%)     39.3%      N/A                     N/A
Total return(D,E) (NAV)             17.5%       31.5%     19.9%      (3.7%)     29.9%       .7%(F)                 4.9%(F)
===================================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net assets, end of
 period (000's)                  $52,253     $70,991   $62,249    $53,135    $55,486    $  302                  $8,025
Ratio of net expenses
  to average net assets             1.90%(A)     2.0%      2.1%       2.1%       2.1%     2.50%(B,G)              1.31%(C,G)
Ratio of net investment
  income to average net assets      (.12%)(A)     .1%       .1%        --         .9%    (1.79%)(B,G)             (.60%)(C,G)
Portfolio turnover rate              123%        109%      148%        75%        67%      123%                    123%
Average commission
  rate paid(H)                    $.0374      $.0313        --         --         --    $.0374                  $.0374
-----------------------------------------------------------------------------------------------------------------------------------


(dagger) The financial information in this table for the years ended December 31, 1993 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 1, 1997 the Worldwide Value Fund operated as a closed end fund (See note 6).
(double dagger) Commencement of operations of this Class.
(A) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 18, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 19 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.08%.
(B) Net of fees waived pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.68%.
(C) Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.49%.
(D) Prior to July 18, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.
(E)             Excluding sales charge
(F)             Not Annualized
(G)             Annualized
(H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                 As of December 31, 1997 (Amounts in Thousands)

1 Significant Accounting Policies

Bartlett Capital Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund (each separately referred to as a "Fund" and collectively as the "Funds").

     Each of the Funds consist of three classes of shares: Class A, offered since 1983 for Basic Value, since 1989 for Value International, and since July 21, 1997 for Europe Fund, Class C offered since July 21, 1997, and Class Y offered to certain institutional investors since July 21, 1997. Prior to July 18, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange
(NYSE). On July 18, 1997, Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. The income and expenses of each of these Funds is allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     The following is a summary of the investment objectives followed by the
Funds:

     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("Advisor") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Advisor to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Europe Fund seeks long-term growth of capital by investing at least 65% of its total assets in equity securities of European issuers.

     The following is a summary of the significant accounting policies of Bartlett Capital Trust:

     Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or Lombard Odier, under authority delegated by the Board of Trustees.

     Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
     (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

     Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

     Investment Income and Distributions to Shareholders - Interest income and expenses are accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders from net investment income are declared and paid quarterly for Basic Value and Value International and annually for Europe Fund, and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.

     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are recorded on a specific identification basis.

     Federal Income Taxes - No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2 Financial Instruments

As part of its investment program, each Fund may utilize options, futures, forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectuses and Statement of Additional Information.

     Emerging Markets - Value International and Europe Fund may invest in securities of issuers based in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Options and Futures - Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

     When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no options written during the year ended December 31, 1997.

     Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no open futures contracts at December 31, 1997.

     Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's advisor will enter into forward foreign currency exchange contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     At December 31, 1997, open forward currency exchange contracts for Europe Fund were as follows:

Settlement                 Contract to           Unrealized
                      _____________________
   Date               Receive       Deliver      Gain/(Loss)
=============================================================================
3/10/98             USD  3,000     IEP*  2,073       $51
-----------------------------------------------------------------------------
*Irish punt

     For the year ended December 31, 1997, Basic Value and Value International had not entered into any forward currency contracts.

     Repurchase Agreements - Repurchase agreements are valued at cost plus accrued interest which approximates market value. It is the policy of each Fund that its custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion or primary government securities dealers.

     At December 31, 1997, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                      Receivable for        Payable for
                      Securities Sold  Securities Purchased
===============================================================================

Basic Value                 $--                 $--
-------------------------------------------------------------------------------
Value International          --                  --
-------------------------------------------------------------------------------
Europe Fund                 288                 682
===============================================================================

3 Investment Transactions

Investment transactions (excluding short-term securities) are as follows for the nine months and the year ended December 31, 1997:

                                       Bartlett    Bartlett
                                        Basic       Value     Bartlett
                                        Value   International  Europe
                                        Fund        Fund        Fund
================================================================================
Purchases of investment securities     $39,406     $27,873   $ 90,897
================================================================================

Proceeds from sales and maturities
 of investment securities              $60,602     $33,350   $118,992
================================================================================


     The following amounts are based on cost for both financial reporting and federal income tax purposes as of December 31, 1997:

                                      Bartlett    Bartlett
                                       Basic       Value     Bartlett
                                       Value   International  Europe
                                        Fund        Fund        Fund
================================================================================
Unrealized appreciation               $47,430     $12,918    $12,292
Unrealized depreciation                (2,849)     (8,254)      (586)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                      $44,581     $ 4,664    $11,706
================================================================================

Federal income tax cost
  of investments                      $91,166     $77,141    $50,746
================================================================================

4 Transactions with Affiliates and Related Parties

     The officers of the Trust are shareholders or employees of the Advisor or Legg Mason Wood Walker, Incorporated (LMWW). LMWW is affiliated with the Advisor through their common parent company, Legg Mason, Inc. The Advisor became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments are managed by the Advisor under the terms of a Management Agreement, except with respect to Europe Fund where it has delegated that responsibility to Lombard Odier International Portfolio Management Limited ("Lombard Odier"). Under the Management Agreement that was effective through July 20, 1997, the Advisor paid all of the expenses of Basic Value and Value International except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each of those Funds paid the Advisor a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000 and 1% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000 and 1.25% of such assets in excess of $200,000.

     The Worldwide Value Fund, Inc. ("Worldwide", predecessor to Europe Fund) had an investment advisory agreement with Lombard Odier for which Lombard Odier received a monthly fee at an annual rate of 1% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million. Lombard Odier has managed Worldwide's portfolio since its inception in 1986.

     Worldwide had an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

     Effective July 21, 1997, the shareholders of the Trust approved changes to the Investment Management and Administration Agreement ("Agreement"). Under the revised agreements, the Advisor receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Basic Value, .75%, Value International, 1.25%, and Europe Fund, 1.00%.

     Lombard Odier serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier receives from the Advisor (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Advisor by the Trust under the Investment Management and Administration Agreement, taking into account any fee waiver arrangements in effect for Europe Fund.

     The Advisor has agreed to waive fees to the extent the expenses attributable to Class A, C, and Y shares, respectively, (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates based on each respective class' average daily net assets of 1.15%, 1.90% and 0.90% for Basic Value; 1.80%, 2.55% and 1.55% for Value International; and 1.75%, 2.50% and 1.50% for Europe Fund. Fees in excess of these limits will be waived through July 31, 1998. For the period July 21, 1997 through December 31, 1997, advisory fees of $61, $61 and $54, respectively, were waived for all classes of Basic Value, Value International and Europe Fund. At December 31, 1997, amounts due to the Advisor were as follows: Basic Value, $86; Value International, $71; and Europe Fund, $59.

     LM Financial Partners, Inc., distributor of the Funds, and affiliate of the Advisor, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and dis-tribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly.

     LMWW (affiliate of the Advisor) has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance LMWW was paid the following amounts by the transfer agent for the nine months ended December 31, 1997: Basic Value, $5; Value International, $4; and for the year ended December 31, 1997: Europe Fund, $3.

5 Line of Credit

The Funds, along with certain other Legg Mason funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1997, the Funds had no borrowings under the line of credit.


6 Reorganization of Worldwide Value Fund, Inc.

     On July 18, 1997, the Bartlett Europe Fund, a series of the Bartlett Capital Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

7 Fund Share Transactions

Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the share transactions on the following page:

                                             Bartlett Basic                   Bartlett Value                  Bartlett
                                               Value Fund                    International Fund              Europe Fund

                                    For the Nine          Year           For the Nine          Year         For the Period
                                    Months Ended          Ended          Months Ended          Ended        7/21/97 through
Class A                               12/31/97           3/31/97           12/31/97           3/31/97         12/31/97
===========================================================================================================================
Shares sold                              273             2,066              1,960             2,833                27
Shares issued in reinvestment
  of distributions                     1,550               558                565               293               890
---------------------------------------------------------------------------------------------------------------------------
                                       1,823             2,624              2,525             3,126               917
Less shares redeemed                  (1,305)           (3,123)            (3,164)           (2,692)           (1,354)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding                 518              (499)              (639)              434              (437)
---------------------------------------------------------------------------------------------------------------------------

                                             Bartlett Basic                    Bartlett Value                  Bartlett
                                               Value Fund                    International Fund               Europe Fund

                                             For the Period                    For the Period               For the Period
                                             9/12/97 through                   7/23/97 through              7/23/97 through
Class C                                         12/31/97                          12/31/97                     12/31/97
===========================================================================================================================
Shares sold                                        21                                72                           13
Shares issued in reinvestment
   of distributions                                 1                                 5                            2
---------------------------------------------------------------------------------------------------------------------------
                                                   22                                77                           15
Less shares redeemed                               (1)                               (4)                          (1)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      21                                73                           14
---------------------------------------------------------------------------------------------------------------------------

                                             Bartlett Basic                    Bartlett Value                  Bartlett
                                               Value Fund                    International Fund               Europe Fund

                                             For the Period                    For the Period               For the Period
                                             8/15/97 through                   8/15/97 through              8/21/97 through
Class Y                                         12/31/97                          12/31/97                     12/31/97
===========================================================================================================================
Shares sold                                        112                              1,295                         299
Shares issued in reinvestment
   of distributions                                 30                                170                          83
---------------------------------------------------------------------------------------------------------------------------
                                                   142                              1,465                         382
Less shares redeemed                               (15)                              (404)                         --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      127                              1,061                         382
---------------------------------------------------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Bartlett Capital Trust:

     We have audited the accompanying statements of net assets of the Bartlett Basic Value Fund, the Bartlett Value International Fund and the Bartlett Europe Fund (formerly the Worldwide Value Fund) ("the Funds") as of December 31, 1997, and the related statement of operations, statement of changes in net assets and financial highlights for the nine month period then ended, for the Bartlett Basic Value Fund and the Bartlett Value International Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for the five years in the period then ended for the Bartlett Europe Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for each of the preceding periods presented for the Bartlett Basic Value Fund and Bartlett Value International Fund were audited by other auditors, whose report, dated April 30, 1997, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bartlett Basic Value Fund, the Bartlett Value International Fund and the Bartlett Europe Fund as of December 31, 1997, and the results of their operations, their changes in their net assets, and their financial highlights for each of the periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                                    Coopers & Lybrand L.L.P.

Baltimore, Maryland
January 30, 1998

                              TRUSTEES AND OFFICERS

======================================================================================
Lorrence T. Kellar                         Chairman of the Board and Trustee
Dale H. Rabiner, CFA                       President and Trustee
A. John W. Campbell                        Trustee
Edmund J. Cashman, Jr.                     Trustee
Henri Deegenaar                            Trustee
Ian F.H. Grant                             Trustee
Alan R. Schriber                           Trustee
William P. Sheehan                         Trustee
Prinz Wolfgang E. Ysenburg                 Trustee
Madelynn M. Matlock, CFA                   Vice President
James A. Miller, CFA                       Vice President
Donna M. Prieshoff                         Vice President
James B. Reynolds, CFA                     Vice President
Woodrow H. Uible, CFA                      Vice President
Kathi D. Bair                              Secretary
Marie K. Karpinski, CPA                    Treasurer and Vice President
Thomas A. Steele, CPA                      Assistant Treasurer and Assistant Secretary
======================================================================================

Investment Advisor                         Bartlett & Co.
                                           Cincinnati, Ohio

Investment Sub-Adviser to Europe Fund      Lombard Odier International Portfolio
                                           Management Limited
                                           London, England

Custodian                                  State Street Bank & Trust Company
                                           Boston, Massachusetts

Sub-Custodian for Europe Fund              The Chase Manhattan Bank, N.A.
                                           Bournemouth, England

Transfer Agent                             Boston Financial Data Services
                                           Boston, Massachusetts

Independent Accountants                    Coopers & Lybrand, L.L.P.
                                           Baltimore, Maryland

Legal Counsel                              Kirkpatrick &Lockhart LLP
                                           Washington, DC




                                 Bartlett & Co.
    -----------------------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS

--------------------------------------------------------------------------------
    36 East Fourth Street, Cincinnati, OH 45202-3896  (bullet)  513-345-6212
               (bullet) 800-800-3609  (bullet)  FAX 513-621-6462

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